UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): January 2, 2008

Riptide Worldwide, Inc.

(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-130011	20-8514961
(Commission File Number)	(IRS Employer Identification No.)

200 East Palm Valley Drive, 2nd Floor, Oviedo, FL 32765

 (Address of principal executive offices) (Zip Code)

(321)-296-7724

 (Registrant’s telephone number, including area code)

Shea Development Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.         Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Effective January 2, 2008, we changed our corporate name to “Riptide Worldwide, Inc.” from “Shea Development Corp.”

Item 9.01.     Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired

Not Applicable

(b)  Pro-forma financial information

Not Applicable

(c)  Shell company transactions

Not Applicable

(d)	Exhibits

	3.1	Certificate of Amendment effecting the name change
	99.1	Press release dated January 8, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2008	RIPTIDE WORLDWIDE, INC.

	By:	/s/ FRANCIS E. WILDE
Francis E. Wilde
Chairman and CEO

Exhibit Index

Exhibit Number	Exhibit Title or Description

3.1	Certificate of Amendment effecting the name change
99.1	Press release dated January 8, 2008